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                                                                   EXHIBIT 10.43

                  AGREEMENT TO TRANSFER ASSETS AND LIABILITIES
                                 BY AND BETWEEN
                          MOMENTUM FOOD SERVICES, INC.
                   SYNDICATED FOOD SERVICE INTERNATIONAL, INC.
                                       AND
                          CANNON PACK-ENTERPRISES, INC.

THIS AGREEMENT TO TRANSFER ASSETS AND LIABILITIES (the "Agreement") is made and effective as of the 30th day of June, 2003 (the "Effective Date"), by and between Syndicated Food Service International, Inc., a corporation established and existing under the laws of the State of Florida, Momentum Food Service, Inc., a corporation established and existing under the laws of the State of Florida and a wholly-owned subsidiary of Syndicated Food Services International, Inc. (collectively referred to as "Momentum"), Cannon Pack-Enterprises, Inc. a corporation established and existing under the laws of the State of North Carolina, formerly Asheville Packing Company, Inc. ("Cannon Pack-Enterprises"), Clarence H. Cannon, Ralph E. Cannon and Leona Benson Cannon (collectively referred to as "the Cannons"). Together, Momentum and Cannon shall be hereinafter referred to as the "Parties".

                  WHEREAS, the Parties previously entered into various agreements, to wit:

                  (i) The Contract to Sell Real Property entered into as of October 1, 2001 (the "Contract to Sell Real Property", attached hereto as Exhibit "A") between Asheville Packing Company, Inc., Clarence H. Cannon, Ralph E. Cannon and Leona Benson Cannon and Momentum Food Services, Inc.;

                  (ii) The Stock Purchase Agreement entered into as of November 28, 2001 (the "Stock Purchase Agreement", attached hereto as Exhibit A) between Asheville Packing Company, Inc., Clarence H. Cannon, Ralph E. Cannon, Leona Benson Cannon, and Gaby Holdings II LLC,; and

                  (iii) The Guaranty Agreement entered into as of November 28, 2001 (the "Guaranty Agreement", attached hereto as Exhibit A) between Asheville Packing Company, Inc., Clarence H. Cannon, Ralph E. Cannon and Leona Benson Cannon and Momentum Food Services, Inc.

Together said agreements, i.e., The Contract to Sell Real Property, The Stock Purchase Agreement and The Guarantee Agreement, may hereinafter be referred to as the "Transaction Documents".

                  WHEREAS, as of December 31, 2002 the Parties executed an Agreement To Restructure And Unwind By And Between Asheville Packing Company, Inc., Clarence H. Cannon, Ralph E. Cannon And Leona Benson Cannon, Momentum Food Services, Inc., Syndicated Food Service International, Inc. and Gaby Holdings II LLC., (the "Restructure and Unwind Agreement") a copy of which is attached hereto and incorporated herein as Exhibit B; and

                  WHEREAS, the Parties now wish to transfer the remaining assets and liabilities, owned by Momentum and associated with Momentum's Asheville Packing operation (the "Asheville Packing Operation") which were originally transferred from the Cannons to Momentum pursuant to the Transaction Documents, and which were retained by Momentum in the Agreement to Restructure and Unwind, as in Exhibit A of the Contract to Sell Real Property, plus additional items as scheduled in Exhibit 1 of the Bill of Sale.

                  NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter contained, and other good and valuable bargained for consideration, the receipt and legal sufficiency of which is hereby

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acknowledged by the Parties hereto, the Parties do hereby agree, intending hereby to be legally bound, as follows:

    1. This Agreement shall not alter nor compromise any of the terms and conditions of the Restructure and Unwind Agreement, attached hereto as Exhibit B, other than as specifically provided for in this Agreement;

    2. That all assets as scheduled in the Bill of Sale previously executed pursuant to the Restructure and Unwind Agreement, which is attached hereto and incorporated herein by reference specifically as Exhibit "B" to this Agreement, shall transfer to and hereafter be owned by Cannon Pack-Enterprises;

    3. That in addition to the ownership transfer of certain assets as provided for in Paragraph 2 above, all assets and liabilities, except for inter-company loans owning by Momentum to Syndicated, as detailed in the Asheville Packing financial statements for the six months ended June 30, 2003, a copy of which is attached hereto as Exhibit D, shall transfer to and be assumed by Cannon Pack-Enterprises;

    4. That any check(s) written on the Momentum bank account(s) which are being held, and therefore note stated on the Momentum financial statement, be voided and delivered to Thomas P. Tanis, Jr.;

    5. That Momentum and Syndicated shall forgive and bear no recourse to Cannon Pack-Enterprises or the Cannons for any inter-company loans made by Syndicated to Momentum regarding the Asheville Packing Operation;

    6. That the Property Lease entered into by Momentum for the use of the Property, including the building located at 362 Depot Street and the first floor of the building located at 403 Depot Street, which Property Lease was deemed effective as of October 1, 2001 is hereby terminated in full with no liability nor recourse to Momentum, nor Syndicated for any and all lease payments, improvements or other obligations provided for in said Property Lease;

    7.   That Ralph Cannon shall resign as a Director and Officer of Momentum;

    8. That Ralph Cannon shall cause the existing Momentum bank account(s) relative to the Asheville Packing operation to be closed and the existing cash monies is said account be transferred to Cannon Pack-Enterprises, or other such arrangement acceptable to Cannon Pack-Enterprises;

    9. That Cannon Pack-Enterprises, as well as Clarence H. Cannon, Ralph E. Cannon and Leona Benson Cannon hereby indemnify and hold harmless, Momentum and Syndicated and forever assume full obligation for any and all trade accounts payable, taxes, or any other liability of any kind associated with the Asheville Packing Operation;

    10. That Syndicated and Momentum hereby indemnify and hold harmless, Cannon Pack-Enterprises, Clarence H. Cannon, Ralph E. Cannon and Leona Benson Cannon against any liability associated with any claim or suit brought by E.S. Bankest, LLC relating to certain third party billing allegations;

    11. That Momentum shall enter into a license and royalty agreement (the "Tarheel License Agreement") for the non-exclusive use of the brand name Tarheel, the recipes associated with the Tarheel products being transferred to Cannon Pack-Enterprises through this Agreement, a copy of said License Agreement, being attached hereto and incorporated here in as Exhibit E. Further that the Tarheel License Agreement shall provide for, among other conditions, the payment to Cannon Pack-Enterprises, or its designee, the sum of twenty five thousand dollars ($25,000.00) upon terms and conditions to be agreed upon by the Parties;

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    12.  That this Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of North Carolina;

    13. That the Parties hereto agree that they will each take steps and execute such documents as may be reasonable required by the other party or parties to carry out the intents and purposes of this Agreement;

    14. That in the event any provision or portion of this Agreement is held by any court of competent jurisdiction to be invalid or unenforceable, such holding will not affect the remainder hereof, and the remaining provisions shall continue in full force and effect to the same extent as would have been the case had such invalid or unenforceable provision or portion had never been a part hereof;

    15. That the Parties represent, covenant and warrant that all action necessary by their respective Board of Directors, shareholders, partners or member/managers will have been obtained and that they will have been specifically authorized to enter into this Agreement and that no additional action will be necessary by them in order to make this Agreement legally binding upon them in all respects. The Parties covenant to provide written evidence of compliance with this Section prior to closing; and

    16. That the execution of this document shall constitute acceptance of performance of all obligations hereunder unless, by its clear and express terms a provision provides for performance after execution.

IN WITNESS WHEREOF, the undersigned, having understood and agreed to the terms and conditions provided for herein, have caused this Agreement to be signed and sealed on the Effective Date.

                            (SIGNATURES ON NEXT PAGE)

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SYNDICATED FOOD SERVICE INTERNATIONAL, INC.

/s/ Thomas P. Tanis, Jr.                        6/30/03
------------------------------------            -------
Thomas P. Tanis, Jr.                            Date
Chief Executive Officer

MOMENTUM FOOD SERVICES, INC.

/s/ Thomas P. Tanis, Jr.                        6/30/03
------------------------------------            -------
Thomas P. Tanis, Jr.                            Date
Secretary

CANNON PACK-ENTERPRISES, INC.,

/s/ Ralph E. Cannon                             6/30/03
------------------------------------            -------
Ralph E. Cannon                                 Date
President

RALPH E. CANNON

/s/ Ralph E. Cannon                             6/30/03
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Ralph E. Cannon                                 Date
Individually

CLARENCE H. CANNON

/s/ Clarence H. Cannon                          6/30/03
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Clarence H. Cannon                              Date
Individually

LEONA BENSON CANNON

/s/ Leona Benson Cannon                         6/30/03
------------------------------------            -------
Leona Benson Cannon                             Date
Individually by Clarence H. Cannon

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                                    Exhibit A

                                      MARKS

                    TRADEMARK APPLICATIONS AND REGISTRATIONS

                                COMMON LAW MARKS

                                  REGISTRATIONS

                                  APPLICATIONS

                              TARHEEL BRAND LABELS

                                TARHEEL PRODUCTS

1. Tarheel beef tips barbeque;
2. Tarheel minced barbeque;
3. Tarheel pulled pork barbeque;
4. Tarheel gourmet chili;
5. Tarheel regular chili; and
6. Tarheel gourmet chili sauce.

                                 TARHEEL RECIPES

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